ArrowMark Financial Corp.
Consolidated Schedule of Investments (unaudited)

As of March 31, 2026
Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 3.8%
Banking – 3.8%
EverBank Financial Corp.	Subordinated Term Loan, 7.50%, 9/01/2035, 144A(4)(5)	$2,000,000	$ 2,050,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/01/2030(5)(6)	$700,000	630,000
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/01/2028(5)	$4,000,000	3,500,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%, 12/31/2028(5)(6)	$1,700,000	1,530,000
	Total Term Loans (Cost $8,400,000)		7,710,000
Structured Debt Securities – 7.5%
Banking – 7.5%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 10.11%), 144A(4)(5)(7)	$14,860,000	12,549,270
TCW CLO 2025-1 LTD	Preferred Shares, 9.65%, 04/20/2038(5)(8)	$3,000,000	2,722,494
	Total Structured Debt Securities (Cost $17,689,574)		15,271,764
Regulatory Capital Relief Securities – 98.1%
Banking – 98.1%
Absolute	Credit Linked Note, 16.84%, 10/10/2027(9)**	$731,497	648,272
Algonquin	Credit Linked Note, 3.76%, 11/01/2027(5)(8)+	$567,655	491,532
Algonquin	Credit Linked Note, 14.01%, 11/01/2028(8)+	$1,965,343	1,928,028
Algonquin	Guarantee Linked Note, 3.76%, 05/01/2027(5)(8)+	$526,153	473,538
AMF Ireland Finance 1 - Series 1	Profit Participating Note, 17.19%, 06/30/2031(5)(8)	$6,962,108	7,338,438
AMF Ireland Finance 1 - Series 2	Profit Participating Note, 10.91%, 12/15/2029(5)(9)	$496,366	497,908
AMF Ireland Finance 1 - Series 3	Profit Participating Note, 11.35%, 05/31/2033(5)(8)	$3,000,000	2,978,706
AMF Ireland Finance 1 - Series 4	Profit Participating Note, 9.63%, 08/20/2029(5)(10)	€1,700,000	1,961,776
AMF Ireland Finance 2 - Series 2	Profit Participating Note, 14.65%, 04/19/2032(5)(8)	$3,000,000	3,121,919
AMF Ireland Finance 2 - Series 3	Profit Participating Note, 9.58%, 05/09/2033(5)(10)	€5,000,000	5,739,804
AMF Ireland Finance 2 - Series 4	Profit Participating Note, 11.22%, 11/30/2031(5)(8)	$4,000,000	3,986,741
AMF Ireland Finance 3 - Series 1	Profit Participating Note, 10.16%, 06/30/2030(5)(9)**	$1,717,353	1,719,467
AMF Ireland Finance 3 - Series 2	Profit Participating Note, 10.29%, 12/31/2034(5)(10)**	€2,276,834	2,642,061
AMF Ireland Finance 3 - Series 3	Profit Participating Note, 13.34%, 07/08/2032(5)(8)	$2,000,000	1,911,246
AMF Ireland Finance 3 - Series 4	Profit Participating Note, 8.02%, 09/30/2039(5)(10)	€4,700,000	5,419,979
AMF Ireland Finance 4 - Series 1	Profit Participating Note, 12.19%, 10/10/2030(5)(8)**	$2,500,000	2,411,250
AMF Ireland Finance 4 - Series 2	Profit Participating Note, 8.93%, 12/12/2033(5)(10)	€1,103,679	1,272,498
See Notes to Schedule of Investments
| ArrowMark Financial Corp.    1

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
AMF Ireland Finance 4 - Series 3	Profit Participating Note, 10.93%, 06/30/2033(5)(11)	£2,500,000	$ 3,312,713
AMF Ireland Finance 4 - Series 4	Profit Participating Note, 8.62%, 11/28/2039(5)(10)**	€1,444,584	1,675,543
AMF Ireland Finance 4 - Series 5	Profit Participating Note, 10.27%, 02/15/2030(5)(8)	$3,000,000	2,934,111
AMF Ireland Finance 5 - Series 1	Profit Participating Note, 11.30%, 10/21/2034(5)(8)	$10,000,000	10,030,360
AMF Ireland Finance 5 - Series 2	Profit Participating Note, 9.77%, 12/15/2029(5)(9)	$5,000,000	4,875,000
AMF Ireland Finance 6 - Series 1	Profit Participating Note, 11.59%, 8/15/2030(5)(8)	$7,000,000	7,000,000
AMF Ireland Finance 6 - Series 2	Profit Participating Note, 10.68%, 4/21/2032(5)(8)	$10,000,000	10,000,000
Auto ABS Synthetic French Loans	Credit Linked Note, 14.45%, 12/27/2030(12)**	€792,218	918,549
Boa Vista	Credit Linked Note, 11.08%, 05/02/2043(10)**	€923,167	1,069,977
Cedar	Credit Linked Note, 12.53%, 12/15/2027(10)**	€2,079,484	2,439,534
Cedar	Credit Linked Note, 13.03%, 03/30/2030(5)(10)**	€2,612,639	3,105,422
CHAKRA	Credit Linked Note, 13.16%, 11/21/2027(5)(8)+	$2,910,107	2,839,066
Colonnade	Credit Linked Note, 16.04%, 04/30/2028(5)(8)	$5,082,186	5,206,471
Colonnade	Credit Linked Note, 15.76%, 11/30/2029(5)(8)	$6,902,399	7,331,908
Colonnade	Credit Linked Note, 16.56%, 12/15/2029(5)(8)	$4,590,913	4,754,405
Colonnade	Credit Linked Note, 15.90%, 04/30/2030(5)(8)	$9,154,459	9,637,842
CRAFT	Credit Linked Note, 0.00%, 04/30/2028, 144A(4)(5)(13)	$270,544	243,489
CRAFT	Credit Linked Note, 15.47%, 11/28/2030, 144A(4)(5)(8)	$4,233,443	4,758,387
CRAFT	Credit Linked Note, 12.43%, 02/21/2031, 144A(4)(5)(13)	$2,478,103	2,851,433
CRAFT	Credit Linked Note, 13.00%, 11/21/2031, 144A(4)(5)(8)	$10,000,000	10,415,199
CRAFT	Credit Linked Note, 11.06%, 1/21/2035, 144A(4)(5)(8)	$5,000,000	5,025,121
CRAFT	Credit Linked Note, 11.06%, 1/21/2035(5)(8)**	$5,000,000	5,025,121
FCT Colisee	Credit Linked Note, 10.02%, 07/07/2033(10)+	€925,466	1,064,405
Future Ready Chakra	Credit Linked Note, 11.69%, 12/15/2029(8)+	$4,466,667	4,405,920
LOFT	Credit Linked Note, 11.22%, 02/28/2030, 144A(4)(5)(8)	$2,726,486	2,875,268
LOFT	Credit Linked Note, 22.72%, 02/28/2030, 144A(4)(5)(8)	$5,154,136	6,837,183
Mespil	Credit Linked Note, 13.85%, 12/08/2031(5)(8)**	$1,924,010	941,418
Muskoka	Credit Linked Note, 3.79%, 11/01/2027(5)(8)+	$15,438	13,894
Nansa	Credit Linked Note, 2.03%, 04/05/2026(5)(10)**	€307,685	121,201
Nightingale LF	Credit Linked Note, 14.48%, 04/01/2028(5)(11)**	£2,000,000	2,647,200
Pymes Magdalena	Credit Linked Note, 2.11%, 03/20/2050(10)**	€1,153,982	1,312,689
Salisbury	Credit Linked Note, 14.23%, 06/16/2027(11)+	£5,027,674	6,535,995
Salisbury	Credit Linked Note, 8.48%, 6/16/2027(5)(11)+	£7,000,000	9,287,436
Salisbury	Credit Linked Note, 8.47%, 4/17/2028(5)(11)+	£2,570,579	3,436,374
Salisbury	Credit Linked Note, 13.48%, 03/20/2028(5)(11)+	£602,484	816,148
Salisbury	Credit Linked Note, 13.72%, 04/17/2028(5)(11)+	£3,681,042	5,116,862
Salisbury	Credit Linked Note, 3.73%, 04/17/2028(5)(11)+	£10,847	12,203
    2    ArrowMark Financial Corp.|
See Notes to Schedule of Investments

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
Terra	Credit Linked Note, 11.59%, 09/25/2029(8)**	$2,667,369	$ 2,646,163
Waterloo	Credit Linked Note, 13.50%, 05/25/2031(5)(8)**	$2,700,000	2,731,050
	Total Regulatory Capital Relief Securities (Cost $195,954,684)		200,794,223
Trust Preferred and Preferred Securities – 0.9%
Banking – 0.9%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A - 9%(5)(14)(15)	$2,789,000	1,673,400
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B - 9%(5)(15)(16)	$200,000	120,000
	Total Trust Preferred and Preferred Securities (Cost $3,004,203)		1,793,400
Common Stocks – 2.8%
Banking – 2.8%
U.S. Bancorp.	Common Stock	110,100	5,726,301
	Total Common Stocks (Cost $5,075,371)		5,726,301
	Total Long-Term Investments (Cost $230,123,832)		231,295,688
Money Market Fund – 5.3%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MSUXX) 3.53%(17)	10,888,575	10,888,575
	Total Money Market Fund (Cost $10,888,575)		10,888,575
	Total Investments (Cost $241,012,407)(18)(19) — 118.4%		242,184,263
	Other Assets and Liabilities, Net — (18.4)%(20)		(37,633,797)
	Total Net Assets — 100.0%		$204,550,466
Company(1)	Investment	# of Contracts(2)	Fair Value(3)
Call Options Written – (0.8%)
Banking – (0.8%)
U.S. Bancorp.	U.S. Bancorp., Notional amount $4,128,750, Exchange; NASDAQ, Expires 1/15/2027, Strike Price $37.50	1,101	$ (1,623,975)
	Total Call Options Written (Premiums received $1,154,991)		$(1,623,975)

(1)	Except with respect to Community Funding 2018, LLC ("CF 2018"), we do not "control" and are not an "affiliate" of any of our investments, as such terms are defined under the Investment Company Act of 1940 (the "1940 Act"). We may be deemed to control and be an affiliate of CF 2018 because we are the sole member of such entity.
(2)	Par Value in USD, GBP, or EUR.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933.
See Notes to Schedule of Investments
| ArrowMark Financial Corp.    3

(5)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 202,599,855 or 99.05% of net assets.
(6)	The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively, is 9.60%.
(7)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(8)	Floating rate note: 90 Day Average SOFR + minimum of 0.00%
(9)	Floating rate note: 30 Day Average SOFR + minimum of 6.10%
(10)	Floating rate note: 3M EURIBOR (Floored at 0%) + minimum of 0.00%
(11)	Floating rate note: SONIA + minimum of 0.00%
(12)	Floating rate note: 1M EURIBOR + minimum of 12.50%
(13)	Floating rate note: 3M SOFR + minimum of 0.00%
(14)	As of March 31, 2026, this investment has deferred, undeclared and compounding dividends of $695,951 that will be recognized by ArrowMark Financial Corp. once they are declared by Fidelity Federal Bancorp.
(15)	Non-income producing securities
(16)	As of March 31, 2026, this investment has deferred, undeclared and compounding dividends of $49,907 that will be recognized by ArrowMark Financial Corp. once they are declared by Fidelity Federal Bancorp.
(17)	Current annualized 7-day yield as of March 31, 2026.
(18)	As of March 31, 2026, the tax cost basis of investment securities was $241,012,407. The gross unrealized appreciation over tax cost was $8,322,748 and gross unrealized depreciation under tax cost was $7,150,892. Net unrealized appreciation of tax cost under value was $1,171,856.
(19)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(20)	Includes $30,200,000 in bank loans from Texas Capital Bank.
**	Held in Marshall Holdings Limited II.
+	Held in Marshall Holdings Limited III.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
GBP	British Pound
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
USD	United States Dollar

Affiliated Investments
Investments in and advances to Affiliates (as per 210.12-14) for Period Ended 03/31/2026	Shares/Principal Amount*	Net Realized Gain/Loss for Period	Net Increase (Decrease) in Unrealized Appreciation	Interest Received	03/31/2026 Value
Security Name
Community Funding 2018, LLC., Preferred shares, 10.11%*	$14,860,000	$–	$947,897	$318,768	$12,549,270

*The balance at the beginning of the period was $14,860,000. During the period the Fund made no additions or sales of the position and received no paydowns.
    4    ArrowMark Financial Corp.|
See Notes to Schedule of Investments

Additional Information
The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC.
Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$ 9,000,000	California
Delmar Bancorp	4,500,000	Maryland
Fidelity Federal Bancorp	8,000,000	Indiana
First Bancshares, Inc.	10,000,000	Mississippi
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	1,150,000	Kansas
Total	$35,650,000
See Notes to Schedule of Investments
| ArrowMark Financial Corp.    5

Notes to Consolidated Schedule of Investments (unaudited)
Investment Valuation– The most significant estimates made in the preparation of the financial statements of ArrowMark Financial Corp (“AMFC” or the “Company”). are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that AMFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.
The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:
• Level 1— Quoted prices in active markets for identical securities;
• Level 2 — Other significant observable inputs. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and
• Level 3 — Significant unobservable inputs, including the Company’s own determinations about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.
The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by  AMFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.
    6    ArrowMark Financial Corp.|

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, AMFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. AMFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.
AMFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. AMFC’s Board of Directors will also review valuations of such investments provided by the Advisor. To the extent AMFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by the Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.
The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at March 31, 2026, were as follows:
	TOTAL FAIR VALUE AT 3-31-26	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Assets
Term Loans	$7,710,000	$—	$—	$7,710,000
Structured Debt Securities	15,271,764	—	—	15,271,764
Regulatory Capital Relief Securities	200,794,223	—	22,969,532	177,824,691
Trust Preferred and Preferred Securities	1,793,400	—	—	1,793,400
Common Stocks	5,726,301	5,726,301	—	—
Money Market Fund	10,888,575	10,888,575	—	—
Total Assets	$242,184,263	$16,614,876	$22,969,532	$202,599,855
| ArrowMark Financial Corp.    7

	TOTAL FAIR VALUE AT 3-31-26	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Liabilities
Derivatives:
Equity Risk Contracts
Written Options	$(1,623,975)	$(1,623,975)	$—	$—
Total Liabilities	$(1,623,975)	$(1,623,975)	$—	$—
The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.
For fair valuations using significant unobservable inputs, U.S. GAAP requires AMFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires AMFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:
	TERM LOANS	STRUCTURED DEBT SECURITIES	REGULATORY CAPITAL RELIEF SECURITIES	TRUST PREFERRED AND PREFERRED SECURITIES	TOTAL
Balance at December 31, 2025	$7,842,500	—	$140,980,800	$1,793,400	$150,616,700
Realized loss including earnings	—	—	(1,283,766)	—	(1,283,766)
Unrealized depreciation on investments	(132,500)	747,248	(800,784)	—	(186,036)
Purchases	—	2,921,250	40,365,725	—	43,286,975
Sales	—	—	(4,064,507)	—	(4,064,507)
Transfers in	—	11,592,286	2,649,872	—	14,242,158
Transfers out	—	—	—	—	—
Amortization	—	10,980	(22,649)	—	(11,669)
Balance at March 31, 2026	$7,710,000	$15,271,764	$177,824,691	$1,793,400	$202,599,855
The change in unrealized depreciation on Level 3 securities held as of March 31, 2026 was $(186,036).
    8    ArrowMark Financial Corp.|

	FAIR VALUE AT 3-31-26	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Term Loans	$7,710,000	Broker Quote	—	—	—
Structured Debt Securities	$12,549,270	Broker Quote	—	—	—
Structured Debt Securities	$2,722,494	Cost
Regulatory Capital Relief Securities	$159,468,833	Broker Quote	—	—	—
Regulatory Capital Relief Securities	$17,000,000	Cost
Regulatory Capital Relief Securities	$1,355,858	Residual
Trust Preferred and Preferred Stock	$1,793,400	Broker Quote	—	—	—
	$202,599,855
For more information with regard to significant accounting policies, see the most recent Company’s annual report filed with the Securities and Exchange Commissions.
Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.
For the three months ended March 31, 2026, the Fund’s quarterly average volume of derivatives is as follows:
Written Options (Proceeds)
$(1,154,991)
| ArrowMark Financial Corp.    9